UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 14, 2005

THE CHEESECAKE FACTORY INCORPORATED
 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26950 Agoura Road
Calabasas Hills, California 91301
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The Annual Report on Form 10K/A filed by The Cheesecake Factory Incorporated (the “Company”) on April 5, 2005 included a restatement of previously released financial information for fiscal years 2004, 2003 and 2002.  As more fully discussed in Note 1 to Notes to Consolidated Financial Statements included in Item 8 of that Form 10-K/A, the restatement corrects the Company’s historical accounting for operating leases.  Note 15, entitled “Quarterly Financial Data”, of Notes to Consolidated Financial Statements included in Item 8 of that Form 10-K/A disclosed summarized unaudited restated quarterly financial data for fiscal 2004 and 2003.  The following tables reflect the effect of the restatement on the Consolidated Statements of Operations (in thousands, except per share data).

	2004 Fiscal Year

	Q1	Q1	Q2	Q2

	(as previously reported)	(restated)	(as previously reported)	(restated)
Selected Statement of Operations Data:
Other operating costs and expenses	$49,990	$49,805	$52,754	$52,771
Depreciation and amortization expenses	8,187	8,326	8,256	8,398
Preopening costs	2,021	2,061	2,047	2,081
Total costs and expenses	196,072	196,066	208,272	208,465
Income from operations	24,462	24,468	26,648	26,455
Interest income, net	620	518	673	571
Income before income taxes	25,663	25,567	27,445	27,150
Income tax provision	9,008	8,974	9,633	9,530
Net income	$16,655	$16,593	$17,812	$17,620
Net income per share:
Basic	$0.22	$0.22	$0.23	$0.23
Diluted	$0.21	$0.21	$0.22	$0.22

	2004 Fiscal Year

	Q3	Q3

	(as previously reported)	(restated)
Selected Statement of Operations Data:
Other operating costs and expenses	$60,799	$60,909
Depreciation and amortization expenses	9,034	9,213
Preopening costs	6,867	7,052
Total costs and expenses	228,705	229,179
Income from operations	18,978	18,504
Interest income, net	605	471
Income before income taxes	19,699	19,091
Income tax provision	6,915	6,703
Net income	$12,784	$12,388
Net income per share:
Basic	$0.16	$0.16
Diluted	$0.16	$0.16

	2003 Fiscal Year

	Q1	Q1	Q2	Q2

	(as previously reported)	(restated)	(as previously reported)	(restated)
Selected Statement of Operations Data:
Other operating costs and expenses	$39,777	$39,785	$43,456	$43,443
Depreciation and amortization expenses	6,546	6,593	6,720	6,764
Preopening costs	1,518	1,556	1,784	1,825
Total costs and expenses	154,854	154,947	166,626	166,698
Income from operations	18,006	17,913	21,994	21,922
Interest income, net	857	857	1,065	1,065
Income before income taxes	19,657	19,564	23,746	23,674
Income tax provision	7,018	6,985	8,477	8,452
Net income	$12,639	$12,579	$15,269	$15,222
Net income per share:
Basic	$0.17	$0.17	$0.20	$0.20
Diluted	$0.16	$0.16	$0.20	$0.20

	2003 Fiscal Year

	Q3	Q3	Q4	Q4

	(as previously reported)	(restated)	(as previously reported)	(restated)
Selected Statement of Operations Data:
Other operating costs and expenses	$46,487	$46,456	$51,005	$51,279
Depreciation and amortization expenses	6,975	7,045	7,719	7,826
Preopening costs	4,066	4,160	4,491	4,633
Total costs and expenses	177,154	177,287	192,483	193,006
Income from operations	20,678	20,545	22,040	21,517
Interest income, net	987	955	557	477
Income before income taxes	22,330	22,165	23,395	22,792
Income tax provision	7,972	7,914	7,825	7,614
Net income	$14,358	$14,251	$15,570	$15,178
Net income per share:
Basic	$0.19	$0.19	$0.20	$0.20
Diluted	$0.18	$0.18	$0.20	$0.19

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2005	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

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